Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Name of Company	State or Country of Incorporation
4D Directional Services, L.L.C.	United States, Delaware
Abbot Group Limited	United Kingdom
Abbot Holdings Limited	United Kingdom
Abbot Holdings Norge AS	Norway
Abbot Investments (North Africa) Limited	United Kingdom
Abbot Verwaltungsgesellschaft mbH	Germany
Bentec GmbH Drilling & Oilfield Systems	Germany
Bentec Personalservice GmbH	Germany
Bentec TOB	Ukraine
Deutag Overseas (Curacao) NV	Curacao
DrillScan SAS	France
Global Tender Barges Malaysia Sdn Bhd	Malaysia
Global Tender Barges Mexico S de R.L. de C.V.	Mexico
H&P Technologies International, Inc.	United States, Texas
Helmerich & Payne (Argentina) Drilling Co.	United States, Oklahoma
Helmerich & Payne (Australia) Drilling Pty Ltd	Australia
Helmerich & Payne (Boulder) Drilling Co.	United States, Oklahoma
Helmerich & Payne (Colombia) Drilling Co.	United States, Oklahoma
Helmerich & Payne Corporate Ventures, LLC	United States, Delaware
Helmerich & Payne de Venezuela, C.A.	Venezuela
Helmerich & Payne del Ecuador, Inc.	United States, Oklahoma
Helmerich & Payne International Drilling Co.	United States, Delaware
Helmerich & Payne International Holdings, LLC	United States, Delaware
Helmerich & Payne Management, LLC	United States, Delaware
Helmerich & Payne Offshore, LLC	United States, Delaware
Helmerich & Payne Properties, Inc.	United States, Oklahoma

Helmerich & Payne Rasco, Inc.	United States, Oklahoma
Helmerich & Payne Technologies Canada, Inc.	Canada
Helmerich & Payne Technologies Private Limited	India
Helmerich & Payne Technologies UK Limited	Scotland
Helmerich & Payne Technologies, LLC	United States, Delaware
Helmerich & Payne, Inc.	United States, Delaware
Helmerich and Payne Drilling Muscat LLC	Oman
HP Falcon Investments, LLC	United States, Delaware
HP Global Holdings Limited	Jersey
HP Middle East Holdings Limited Company	Saudi Arabia
HP Middle East Holdings, LLC	United States, Delaware
HP Middle East Operations FZE	United Arab Emirates
HPO Holdco, LLC	United States, Delaware
ILI Corporation Limited	Cayman Islands
International Air Drilling Company Limited	Gibraltar
International Drilling Technology LLC	Oman
International Energy Services Jersey Holding Co. Ltd	Jersey
International Energy Services KSA Jersey Ltd	Jersey
International Energy Services ROW Jersey Ltd	Jersey
International Energy Services South America Co. Ltd	Jersey
KCA Deutag (Cyprus) Limited	Cyprus
KCA Deutag (Land Rig) Limited	United Kingdom
KCA Deutag (Nigeria) Limited	Nigeria
KCA Deutag Alpha Limited	United Kingdom
KCA Deutag Caspian Limited	United Kingdom
KCA Deutag Drilling Canada, Inc.	Canada
KCA Deutag Drilling GmbH	Germany
KCA Deutag Drilling Group Limited	United Kingdom
KCA Deutag Drilling Limited	United Kingdom
KCA Deutag Drilling Norge AS	Norway
KCA Deutag Drilling Offshore Services AS	Norway
KCA Deutag Drilling Saudi Arabia Ltd	Saudi Arabia
KCA Deutag Energy Global LLC	Oman
KCA Deutag Energy International LLC	Oman
KCA Deutag Energy LLC	Oman
KCA Deutag Energy National LLC	Oman
KCA Deutag Energy Rigs SPC	Oman
KCA Deutag Enterprises Limited	United Kingdom
KCA Deutag Europe B.V.	Netherlands
KCA Deutag GmbH	Germany
KCA Deutag Gulf Drilling Limited Company	Saudi Arabia
KCA Deutag Holdings Limited	Cyprus
KCA Deutag Holdings Norge AS	Norway
KCA Deutag International 2 Limited	United Kingdom
KCA Deutag International 3 Limited	United Kingdom
KCA Deutag International Limited	Jersey
KCA Deutag Investments B.V.	Netherlands
KCA Deutag Iran Kish Drilling Company	Iran
KCA Deutag Investments Ltd	British Virgin Islands
KCA Deutag Kazakhstan LLP	Kazakhstan

KCA Deutag Limited	United Kingdom
KCA Deutag LLC	United States, Texas
KCA Deutag MODU Operations AS	Norway
KCA Deutag Nederland B.V.	Netherlands
KCA Deutag Offshore AS	Norway
KCA Deutag Operations Services DMCC	Dubai
KCA Deutag Overseas Limited	Cyprus
KCA Deutag Pikco Limited	United Kingdom
KCA Deutag PTE Limited	Singapore
KCA Deutag Rider Cooperatief U.A.	Netherlands
KCA Deutag Rig Design Services Limited	United Kingdom
KCA Deutag Technical Support Limited	United Kingdom
KCA Deutag Tender Barges (Offshore) Pte Ltd	Singapore
KCA Deutag Tiefbohrgesellschaft mbH	Germany
KCA Deutag UK Finance Limited	United Kingdom
KCA European Holdings Limited	United Kingdom
KCAD International DMCC	Dubai
Kenera Energy Solutions Limited	United Kingdom
Kenera Energy Solutions Middle East Limited	Saudi Arabia
Magnetic Variation Services, LLC	United States, Colorado
Motive Drilling Technologies, Inc.	United States, Delaware
Oman KCA Deutag Drilling Company LLC	Oman
Performance Drilling for Oil Services Ltd	Iraq
Rig Design Services Holdings Limited	United Kingdom
Saudi International Energy Services Company Ltd	Saudi Arabia
Scissortail Assurance, LLC	United States, Oklahoma
SET Drilling Company Limited	United Kingdom
Space Center, Inc.	United States, Oklahoma
Surcon Ltd	United States, Colorado
Torquer Ltd.	United Kingdom
Turan Drilling and Engineering Company LLC	Azerbaijan
Utica Resources Co.	United States, Oklahoma
Utica Square Shopping Center, Inc.	United States, Oklahoma
White Eagle Assurance Company	United States, Vermont